SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2005
         ------------------------------------------------

                          CASCADE FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Washington                  000-25286                  91-1661954
        ----------                  ---------                  ----------
State of other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation                                     Identification Number)

                      2828 Colby Avenue, Everett, WA 98201
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (425) 339-5500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240- 14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry Into a Material Definitive Agreement

      Cascade Financial Corporation and Cascade Bank ("Cascade") and Carol K. Nelson, President and Chief Executive Officer of Cascade Financial Corporation and Cascade Bank ("Nelson"), entered into a new employment agreement (the "Agreement") on July 12, 2005. Nelson has served as President of Cascade since February 2001, and President and Chief Executive Officer of Cascade since May 2002. Under this Agreement, Nelson is entitled to a monthly salary, the amount of which will be set annually by the Board ("Base Compensation"), and an annual bonus, the amount of which will be set by the Compensation Committee after consideration of Cascade's earnings and asset quality, factors affecting shareholder value and such other factors as the Compensation Committee shall deem appropriate ("Bonus"). Nelson will also be provided with an automobile allowance in the amount of $700 per month and shall be entitled to participate in any and all employee benefit plans, including, but not limited to, 401(k) Plan, Stock Option Plan, Deferred Compensation Plan and employee welfare and health benefit plans. The Agreement has no specified term, and the Agreement may be terminated by Cascade upon written notice to Nelson and by Nelson upon 90 days written notice to Cascade. If Cascade terminates Nelson's employment without cause, if Nelson resigns for good reason, if Nelson resigns within twelve months after a Change of Control of Cascade, or retires after attaining the age of 57, as such terms are defined in the Agreement, Nelson will be entitled to a severance payment that shall equal two times her Base Compensation plus Bonus over the twelve months preceding the month of termination. If Nelson receives such severance benefit after retiring, Nelson shall not become or serve as an officer, director, founder or employee of any financial institution with its main office in King, Snohomish or Pierce Counties, or any other financial institution which, in the judgment of the Board, is in substantial competition with Cascade, unless Nelson has first obtained the Board's written consent. The Agreement has been filed as Exhibit 10.1 hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: July 14, 2005
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                                        By: /s/ Carol K. Nelson
                                            ------------------------------------
                                            Carol K. Nelson
                                            President & CEO


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